                                                                    Exhibit 10.1


                                 AMENDMENT NO. 1
                          TO REVOLVING CREDIT AGREEMENT

     This Amendment No. 1 (this "Amendment"), dated as of March 27, 1998, amends that certain Revolving Credit Agreement (as amended, the "Credit Agreement"), dated as of December 22, 1997, by and among Perkins Family Restaurants, L.P., a Delaware limited partnership (the "Borrower"), The Restaurant Company, a Delaware corporation ("TRC"), Perkins Restaurants, Inc., a Minnesota corporation ("PRI"), Perkins Management Company, Inc., a Delaware corporation ("PMC") and Perkins Finance Corp., a Delaware corporation (together with TRC, PRI and PMC, the "Guarantors"), BankBoston, N.A. ("BKB"), a national banking association, and the other lending institutions listed on Schedule 1 thereto (the "Banks"), BKB, as agent and administrative agent (the "Agent"), and NationsBank, N.A., as Syndication Agent. Capitalized terms used and not defined in this Amendment shall have the meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower and the Guarantors have requested that the Banks and the Agent agree to amend certain of the terms of the Credit Agreement;

     WHEREAS, the Banks and the Agent have agreed to amend certain of the terms of the Credit Agreement upon the conditions set forth herein; and

     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

     SS.1. AMENDMENTS TO CREDIT AGREEMENT.

     SS.1.1 APPLICABLE MARGIN. The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the table set forth in such definition and substituting in lieu thereof the following table:

     ===========================================================================
                                        BASE RATE         EURODOLLAR RATE LOANS
     LEVEL        LEVERAGE RATIO          LOANS           AND LETTERS OF CREDIT
     ---------------------------------------------------------------------------
       I             < 2.75:1              0%                     1.50%
     ---------------------------------------------------------------------------
      II       > 2.75:1 and <3.50:1       0.50%                   2.00%
               -
     ---------------------------------------------------------------------------
      III            > 3.50:1             1.00%                   2.50%
                     -
     ===========================================================================

     SS.1.2 SECURITY OF BORROWER. Section 7.1 of the Credit Agreement is hereby amended by deleting the proviso commencing in the seventh line thereof and substituting in lieu thereof the following new text:

     "provided that the Borrower shall not be required to grant a mortgage or deed of trust with respect to any fee-owned or leased Real Estate located in Florida, whether presently owned or leased or hereafter acquired or leased."

     SS.1.3 ADDITIONAL MORTGAGED PROPERTY. Section 9.13 of the Credit Agreement is hereby amended by deleting paragraph (c) thereto and substituting in lieu thereof the following new paragraph (c):

          (c) Notwithstanding the provisions of this Section 9.13, the parties hereto agree that the Borrower shall not be required to deliver to the Agent mortgages or deeds of trust with respect to any owned or leased Real Estate located in Florida, whether presently owned or leased or hereafter acquired or leased.

     SS.1.4 RESTRICTIONS ON INDEBTEDNESS.

     (a) Section 10.1(e) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" set forth therein and substituting in lieu thereof the amount "$15,000,000".

     (b) Section 10.1(j) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" set forth therein and substituting in lieu thereof the amount "$15,000,000".

     (c) Section 10.1(m) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" set forth therein and substituting in lieu thereof the amount "$15,000,000".

     SS.1.5 DISTRIBUTIONS. The Credit Agreement is hereby amended by deleting
Section 10.4 thereto in its entirety and substituting in lieu thereof the following new Section 10.4:

          10.4 DISTRIBUTIONS. The Borrower will not, and will not permit any of its Subsidiaries to, make any Distributions, other than:

               (i) if no Default or Event of Default then exists, and none would result from the making of any such Distributions, Subsidiaries of the Borrower may make Distributions to the Borrower and pro rata to each other holder of such Subsidiary's Equity Interests, if any;

               (ii) the Borrower may make Distributions to each holder of its Equity Interests in an aggregate amount in any one fiscal year not to exceed an amount sufficient to pay such holder's estimated federal, state and local income taxes on such holder's respective share of the taxable income of the Borrower for such fiscal year and for any prior fiscal year that is the subject of an adjustment as a result of an audit by tax authorities;

               (iii) if no Default or Event of Default then exists or would result from the making of any such Distribution and if no "Default" or "Event of Default" under, and as defined in, the Senior Indenture, then exists or would result under the Senior Indebtedness from the making of such Distribution, the Borrower may make Distributions in an aggregate amount for all such Distributions made after the Closing Date not to exceed 50% of positive Consolidated Net Income of the Borrower and its Subsidiaries after Tax Distributions for the period (taken as one accounting period) from the beginning of the first fiscal quarter of the Borrower commencing after the Closing Date (the "Measurement Date") to the end of the Borrower's most recently ended fiscal quarter for which internal financial statements are available at the time of such Distribution; and

               (iv) if no Default or Event of Default then exists or would result from the making of any such Distribution, the Borrower may make additional Distributions in an aggregate amount for all such Distributions made after the Closing Date not to exceed $5,000,000.

     The Borrower shall not permit any of its Subsidiaries to enter into or become bound by any agreement or instrument which limits or restricts the ability of such Subsidiary to make Distributions to the Borrower.

     SS.1.6 MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS. Section 10.5(c) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" set forth therein and substituting in lieu thereof the amount "$15,000,000".

     SS.2. REPRESENTATIONS AND WARRANTIES. The Borrower and each of the Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

     (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, each as amended by this Amendment, (a) were true and correct in all material respects when made, and (b) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

     (b) Authority, Etc. The execution and delivery by the Borrower and the each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the partnership or corporate authority of each of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary partnership or corporate proceedings by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the Partnership Documents or any corporate charter or by-laws of, or any agreement or other instrument binding upon, the Borrower or any Guarantor.

     (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms.

Immediately prior to and immediately after and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

     SS.3. AFFIRMATION OF BORROWER AND THE GUARANTORS.

     (a) The Borrower hereby affirms its absolute and unconditional promise to pay to each Bank and the Agent the Obligations due under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents, at the times and in the amounts provided for therein. The Borrower confirms and agrees that (i) the Obligations of the Borrower to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

     (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations to the Banks and the Agent under the Credit Agreement, as amended hereby. Each of the Guarantors hereby confirms and agrees that the Guaranty shall hereafter constitute a guaranty of the Obligations under the Credit Agreement as amended hereby.

     SS.4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof upon the Agent's receipt of an original counterpart signature to this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Banks and the Agent.

     SS.5. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses).



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     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.


                                       PERKINS FAMILY RESTAURANTS, L.P.
                                       By:  Perkins Management Company, Inc.,
                                            its General Partner

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       THE RESTAURANT COMPANY, as
                                       Guarantor

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       PERKINS RESTAURANTS, INC., as
                                       Guarantor


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       PERKINS MANAGEMENT COMPANY, INC.,
                                       as Guarantor


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       PERKINS FINANCE CORP., as Guarantor


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       BANKBOSTON, N.A., individually and as
                                       Agent

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       NATIONSBANK, N.A., individually and as
                                       Syndication Agent

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       BANK OF AMERICA, FSB

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       FIRST AMERICAN NATIONAL BANK

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       SANWA BUSINESS CREDIT
                                       CORPORATION

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BARNETT BANK, N.A.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title: